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                                                                   Exhibit 10.20

                 Form of Amendment to Stock Option Agreements

                           VARCO INTERNATIONAL, INC.

                      AMENDMENT TO STOCK OPTION AGREEMENT

     This AMENDMENT TO STOCK OPTION AGREEMENT, dated ___________, is made by and between VARCO INTERNATIONAL, INC., a California corporation ("Varco") and the employee executing this Amendment below as Employee (the "Employee").

                             W I T N E S S E T H:

     WHEREAS, the Employee was granted one or more options on or prior to May 13, 1999 (the "Outstanding Options") to purchase shares of Varco's Common Stock pursuant to Varco's 1990 Stock Option Plan; and

     WHEREAS, the Outstanding Options are evidenced by one or more Stock Option Agreements (the "Option Agreements") made by Varco for the benefit of the Employee; and

     WHEREAS, on May 13, 1999, the Board of Directors of Varco approved certain amendments to the Plan and authorized the Compensation Committee (the "Committee") of the Board of Directors of Varco, in its sole discretion, to amend outstanding options consistent with the amendments to the Plan; and

     WHEREAS, the Compensation Committee of the Board of Directors of Varco has approved an amendment to the Outstanding Options and authorized the execution and delivery of amendments to the Outstanding Options incorporating such amendment; and

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Each of the Outstanding Option Agreements is hereby amended as follows:

          The provisions of each Outstanding Option Agreement providing for the termination of the option upon the termination of the Employee's employment with Varco and its subsidiaries in cases other than the Employee's death or retirement under certain circumstances, wherever located and however designated or numbered, are hereby amended to read in their entirety as follows:
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          "Subject to the provisions hereof relating to the termination of the
     Option upon the death of the Employee or the retirement of the Employee in specified circumstances, on the 90th day following the termination of the employment of Employee with Varco and its subsidiaries for any reason whatsoever, including, without limitation, any termination caused by Employee's quitting, resigning or having been discharged. For the purposes of this paragraph an Employee's employment shall be deemed to have terminated at the earlier of the date his/her employment actually terminates or the date he/she receives written notice that his/her employment is or will be terminated. If the Employee dies after his employment has terminated but before the expiration of such 90-day period, he/she shall be deemed to have died on the date his/her employment terminated. As used in this paragraph, the term "Employee", if not otherwise defined herein as the holder of the Option, shall mean the employee holding the Option.

     2. This Amendment shall not be effective with respect to an Outstanding Option unless executed by both Varco and the Employee prior to the termination of such Outstanding Option in accordance with its terms, without giving effect to the foregoing amendment.

     3. The Company and the Employee confirm that, as amended by this Amendment, each Outstanding Options shall terminate on the 90th day following the date hereof, or such earlier date as such Outstanding Option shall terminate in accordance with its terms.

     3. This Amendment shall be governed by and interpreted in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                             "Varco"

                                             VARCO INTERNATIONAL, INC.

                                             By_______________________________
                                                  Richard A. Kertson
                                                  Vice President-Finance

                                             "Employee"

                                             __________________________________
                                                  Signature

                                             __________________________________
                                                  Printed Name

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